UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10577

ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

Alliance New York Municipal Income Fund

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 17, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for Alliance New York Municipal Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2011. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AYN”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax and New York State and New York City income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from these taxes. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal, New York State and New York City income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality, as determined by the Fund’s investment adviser, AllianceBernstein L.P. (the “Adviser”). The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regard-

ing the Fund’s risks, please see “A Word About Risk” on page 4 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 24.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital Municipal Bond Index, for the six- and 12-month periods ended April 30, 2011.

The Fund declined and outperformed the benchmark for the six-month period ended April 30, 2011. Overall maturity selection, or yield curve positioning, was beneficial to the Fund. Detracting from performance was security selection, particularly in the special tax and transportation sectors. For the 12-month period ended April 30, 2011, the Fund outperformed the benchmark. Security selection in the education and health care sectors contributed to returns. Detracting from performance was security selection, particularly in the housing and transportation sectors.

For the six- and 12-month periods ended April 30, 2011, leverage was beneficial to the Fund’s income, since borrowing costs remained significantly below the average earnings on the Fund’s investments. Leverage detracted from the Fund’s total return, however, as it increased the Fund’s overall interest rate sensitivity, and interest rates for bonds beyond the intermediate maturity range rose. The Fund maintained interest rate swaps for hedging purposes during both the six- and 12-month periods ended April 30, 2011.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	1

The Fund continued to underweight the longest maturity bonds as the Fund’s manager, the Municipal Bond Investment Team (the “Team”) does not believe investors are being adequately compensated for the risk of rising interest rates.

Market Review and Investment Strategy

Although cities and states still face significant stress as they work to close projected budget shortfalls, tax revenues are rising and municipalities are making the necessary hard decisions. The Fund continues to focus buying efforts on bonds backed by essential services, which the Team believes are better insulated against the financial difficulties of state and local general obligation and related bonds.

In stark contrast to the contentious and prolonged budget standoff in 2010, in March, the New York Legislature passed a timely budget for the first time in 18 years. Although the Governor and Legislature touted closing a $10 billion budget gap, most of the enacted “cuts” represented reductions in planned spending growth. The actual budget-to-budget spending decline was a modest 2% and mostly reflects a loss of federal stimulus dollars. Financial reports indicate that fiscal 2011 ended in a stronger position than fiscal 2010 thanks to improved tax revenues and lower-than-budgeted spending, and tax collections for the first month of the fiscal year show revenues are on track with budget. On the local front, it appears a 2% property tax cap will pass in the near future. While the Team expects this will cause budgetary challenges for many locals, proposals exempt voted debt service from the revenue cap, providing protection for general obligation (GO) bondholders.

Today, due to weak demand and lingering credit-quality concerns, many investors want to buy only the highest rated, highest-quality municipal bonds. This has created an opportunity to earn additional yield by buying certain lower-rated bonds that the Team’s research has identified as maintaining strong credit quality. In particular, where possible, the Team has emphasized BBB- and A-rated bonds to take advantage of this extra yield, which is high by historical standards.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that insurance may become insolvent. If an insurance company’s rating is down-

2	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

graded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2011, the Fund held 26.23% of total investments in insured bonds (of this amount, 5.07% represents the Fund’s holding in pre-refunded/escrowed to maturity bonds).

Since February 2008, auctions of the Fund’s Auction Preferred Shares (the “Preferred Shares”) have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares, so that there was a loss of liquidity for the holders of the Preferred Shares. When the auctions fail, the Preferred Shares pay interest on a formula based-maximum rate based on AA-commercial paper and short-term municipal bond rates. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may be reduced. The Fund continues to explore other liquidity and leverage options, including as it has used in the past, tender option bonds; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure.

For additional information about the Preferred Shares, please visit the AllianceBernstein website at www.alliancebernstein.com.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance New York Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AYN”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily net asset values and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 30.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Capital Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in New York Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting New York municipal bond issuers. Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value.

The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bonds (“TOBs”), either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

(Historical Performance continued on next page)

4	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
Alliance New York Municipal Income Fund (NAV)	-1.34%	2.24%

Barclays Capital Municipal Bond Index	-1.68%	2.20%

The Fund’s Market Price per share on April 30, 2011 was $13.69. The Fund’s Net Asset Value Price per share on April 30, 2011 was $14.09. For additional Financial Highlights, please see page 28.

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $68.1

*	All data are as of April 30, 2011. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

6	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 166.7%
Long-Term Municipal Bonds – 166.7%
New York – 138.1%
Albany NY IDA (St. Peter’s Hosp) Series A
5.75%, 11/15/22	$205	$206,769
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19	380	398,430
East Rochester NY HSG Auth (St. John’s Meadows Proj) Series 2010A
5.00%, 4/20/27	450	459,518
Erie Cnty NY IDA (Buffalo NY SD GO) AGM Series 03
5.75%, 5/01/23	1,250	1,285,687
Hempstead NY IDA (Adelphi Univ) Series 02
5.50%, 6/01/32	1,320	1,324,844
Long Island Pwr Auth NY NPFGC-RE Series 06A
5.00%, 12/01/19	650	698,087
Madison Cnty NY IDA (Oneida Health Sys) RADIAN Series 01
5.35%, 2/01/31	1,500	1,269,735
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax)
5.00%, 11/15/23	2,500	2,744,675
Series 02A
5.125%, 11/15/31	5,500	5,441,370
Series 2005B
5.00%, 11/15/31	1,100	1,073,776
New York NY GO Series 01B
5.50%, 12/01/31 (Pre-refunded/ETM)	5,000	5,152,800
Series 04G
5.00%, 12/01/23	780	821,925
Series 04I
5.00%, 8/01/21	1,000	1,065,760
Series 2003I
5.75%, 3/01/17 (Pre-refunded/ETM)	260	284,965
Series 2008G
5.00%, 8/01/22	2,000	2,156,320
Series C
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,116,590

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY HDC MFHR (New York NY HDC) Series 02A
5.50%, 11/01/34	$1,250	$1,239,900
New York NY IDA (Magen David Yeshivah) ACA Series 02
5.70%, 6/15/27(a)	400	260,000
New York NY IDA (Terminal One Group Assn) Series 05
5.50%, 1/01/24	200	202,768
New York NY Mun Wtr Fin Auth Series 02A
5.125%, 6/15/34	5,000	5,019,300
Series 03A
5.00%, 6/15/27	2,000	2,046,180
New York NY Trnsl Fin Auth
5.00%, 5/01/27	3,000	3,174,030
New York NY Trst for Cult Res (Museum of Modern Art)
5.00%, 4/01/31	1,000	1,024,830
AMBAC Series 01D
5.125%, 7/01/31	5,000	5,028,950
New York St Dormitory Auth
NPFGC
5.25%, 8/15/31 (Pre-refunded/ETM)	5	5,070
5.25%, 8/15/31 (Pre-refunded/ETM)	285	289,010
NPFGC Series 01B
5.25%, 8/15/31 (Pre-refunded/ETM)	2,165	2,195,462
New York St Dormitory Auth (Cabrini Westchester)
5.10%, 2/15/26	485	517,849
New York St Dormitory Auth (Maimonides Med Ctr) NPFGC Series 04
5.75%, 8/01/29	5,000	5,203,000
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A
5.00%, 7/01/26	1,255	1,257,661
New York St Dormitory Auth (New York St Lease Mental Hlth)
NPFGC
5.25%, 8/15/31	1,990	1,996,706
New York St Dormitory Auth (New York St Pers Income Tax)
5.00%, 3/15/26(b)	3,000	3,182,070

8	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York Univ) Series 2008A
5.00%, 7/01/29	$780	$804,079
New York St Dormitory Auth (North Shore – LIJ Hospital)
5.00%, 5/01/22	345	345,352
New York St Dormitory Auth (NYU Hosp Center) Series 07A
5.00%, 7/01/22	300	299,217
Series B
5.25%, 7/01/24	180	179,480
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth)
5.00%, 6/15/24-6/15/27(b)	3,000	3,226,515
New York St HFA MFHR (Patchogue Apts) Series 02A
5.35%, 2/15/29	2,090	2,049,893
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-29 5.45%, 4/01/31	8,315	8,314,418
New York St Pwr Auth NPFGC Series C 5.00%, 11/15/19	1,320	1,487,178
New York St UDC Series 02A 5.25%, 3/15/32 (Pre-refunded/ETM)	5,000	5,216,950
Niagara Cnty NY IDA (Niagara Univ) RADIAN Series 01A 5.40%, 11/01/31	1,435	1,386,698
Onondaga Cnty NY IDA (Cargo Acquisition Group) Series 02 6.125%, 1/01/32	995	866,376
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	185	176,229
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	200	191,698
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) AMBAC Series 03A-1 5.25%, 6/01/21	4,000	4,191,160

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Triborough Brdg & Tunl Auth NY Series 01A 5.00%, 1/01/32 (Pre-refunded/ETM)	$2,245	$2,315,560
5.00%, 1/01/32	755	756,450
Series 02A 5.125%, 1/01/31 (Pre-refunded/ETM)	2,500	2,580,625
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	300	239,940
Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	1,200	1,202,532

		93,974,387

California – 2.1%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	425	478,652
California GO Series 04 5.00%, 2/01/33	1,000	958,980

		1,437,632

Colorado – 0.6%
Northwest Met Dist #3 CO 6.125%, 12/01/25	500	399,650

Florida – 4.7%
Capital Region CDD FL Series 01A-2 6.85%, 5/01/31	1,050	1,044,340
Hamal CDD FL Series 01 6.65%, 5/01/21 (Pre-refunded/ETM)	1,085	1,095,850
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,080	1,062,526

		3,202,716

Illinois – 0.4%
Bolingbrook IL Sales Tax 6.25%, 1/01/24	500	301,660

Ohio – 0.4%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	300	251,487

10	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 20.4%
Puerto Rico Elec Pwr Auth XLCA Series 02-2 5.25%, 7/01/31 (Pre-refunded/ETM)	$3,050	$3,255,204
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	520,965
Series 04A 5.25%, 7/01/19	510	517,064
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01C 5.30%, 12/01/28	1,545	1,542,652
Puerto Rico Hwy & Trnsp Auth Series 02D 5.375%, 7/01/36 (Pre-refunded/ETM)	3,250	3,433,137
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	585	595,647
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/28	4,000	3,986,400

		13,851,069

Total Investments – 166.7% (cost $111,774,013)		113,418,601
Other assets less liabilities – (6.7)%		(4,565,584)
Preferred Shares at liquidation value – (60.0)%		(40,800,000)

Net Assets Applicable to Common Shareholders – 100.0%(c)		$68,053,017

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Goldman Sachs	$7,500	12/15/11	1.828%	SIFMA	*	$(86,406)
Merrill Lynch	1,200	7/30/26	4.090%	SIFMA	*	(166,556)
Merrill Lynch	1,300	8/9/26	4.063%	SIFMA	*	(165,525)
Merrill Lynch	2,000	11/15/26	4.378%	SIFMA	*	(336,945)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Illiquid security.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	11

Portfolio of Investments

(c)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2011, the Portfolio held 43.7% of net assets in insured bonds (of this amount 19.3% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

UDC – Urban Development Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

12	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value (cost $111,774,013)	$113,418,601
Interest receivable	1,819,384
Receivable for investment securities sold	45,000

Total assets	115,282,985

Liabilities
Due to custodian	1,343,659
Payable for floating rate notes issued*	4,200,000
Unrealized depreciation on interest rate swap contracts	755,432
Advisory fee payable	55,003
Dividends payable—preferred shares	2,436
Accrued expenses	73,438

Total liabilities	6,429,968

Preferred Shares, at Liquidation Value
Preferred Shares, $.001 par value per share; 1,800 shares authorized, 1,632 shares issued and outstanding at $25,000 per share liquidation preference	40,800,000

Net Assets Applicable to Common Shareholders	$68,053,017

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,998,200 shares authorized, 4,828,621 shares issued and outstanding	$4,829
Additional paid-in capital	67,443,949
Undistributed net investment income	712,962
Accumulated net realized loss on investment transactions	(997,879)
Net unrealized appreciation on investments	889,156

Net Assets Applicable to Common Shareholders	$68,053,017

Net Asset Value Applicable to Common Shareholders (based on 4,828,621 common shares outstanding)	$14.09

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Interest	$2,801,424
Dividends—Affiliated issuers	280	$2,801,704

Expenses
Advisory fee (see Note B)	351,592
Preferred Shares—auction agent’s fees	11,395
Custodian	28,028
Directors’ fees	26,390
Audit	26,208
Legal	12,740
Registration fees	11,830
Printing	10,920
Transfer agency	1,274
Miscellaneous	25,298

Total expenses before interest expense and fees	505,675
Interest expense and fees	18,004

Total expenses	523,679
Less: expenses waived and reimbursed by the Adviser (see Note B)	(40,342)

Net expenses		483,337

Net investment income		2,318,367

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(30,112)
Swap contracts		(176,866)
Net change in unrealized appreciation/depreciation of:
Investments		(3,307,604)
Swap contracts		268,717

Net loss on investment transactions		(3,245,865)

Dividends to Preferred Shareholders from
Net investment income		(83,391)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$(1,010,889)

See notes to financial statements.

14	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$2,318,367	$4,874,153
Net realized loss on investment transactions	(206,978)	(650,858)
Net change in unrealized appreciation/depreciation of investments	(3,038,887)	1,504,566
Dividends to Preferred Shareholders from
Net investment income	(83,391)	(165,189)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,010,889)	5,562,672
Dividends to Common Shareholders from
Net investment income	(2,056,838)	(4,085,896)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	15,257	12,819
Sale of Common Stock	(43)	237

Total increase (decrease)	(3,052,513)	1,489,832
Net Assets Applicable to Common Shareholders
Beginning of period	71,105,530	69,615,698

End of period (including undistributed net investment income of $712,962 and $534,824, respectively)	$68,053,017	$71,105,530

See notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

Alliance New York Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

16	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	17

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$113,418,601	$—	$113,418,601

Total Investments in Securities	—	113,418,601	—	113,418,601
Other Financial Instruments*:
Assets	—	—	—	—
Liabilities
Interest Rate Swap Contracts	—	—	(755,432)	(755,432)

Total	$—	$113,418,601	$(755,432)	$112,663,169

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Interest Rate Swap Contracts	Total
Balance as of 10/31/10	$—	$—
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Purchases	—	—
Sales	—	—
Transfers into Level 3	(755,432)	(755,432)
Transfers out of Level 3	—	—

Balance as of 4/30/11	$(755,432)	$(755,432)

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/11*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

18	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, 0.25% of the Fund’s average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the six months ended April 30, 2011, which is year 10 of operations, the amount of such fees waived was $40,342. The Fund commenced operations on January 29, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2011, the Fund reimbursed ABIS $0 for such costs.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	19

Notes to Financial Statements

managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)			Dividend Income (000)
$ – 0	–	$3,978	$3,978	$	– 0	–	$	– 0	–*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,844,765		$320,300
U.S. government securities ......................	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$2,850,293
Gross unrealized depreciation	(1,205,705)

Net unrealized appreciation	$1,644,588

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition,

20	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	21

Notes to Financial Statements

During the six months ended April 30, 2011, the Fund held interest rate swap agreements for hedging purposes.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011, the Fund had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $755,432 at April 30, 2011.

At April 30, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swap contracts	$755,432

Total				$755,432

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ (176,866)	$268,717

Total		$ (176,866)	$268,717

For the six months ended April 30, 2011, the average monthly notional amount of interest rate swaps was $13,071,429.

NOTE D

Common Stock

There are 4,828,621 shares of common stock outstanding at April 30, 2011. During the six months ended April 30, 2011, the Fund issued 1,089 shares in connection with the Fund’s dividend reinvestment plan. During the year ended

22	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

October 31, 2010, the Fund issued 865 shares in connection with the Fund’s dividend reinvestment plan; residual shares of common stock held by the Fund were sold in the amount of $237.

NOTE E

Preferred Shares

The Fund has 1,800 shares authorized, and 1,632 shares issued and outstanding of Auction Preferred Stock (the “Preferred Shares”), consisting of 816 shares each of Series M and Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change every 7 days as set by the auction agent for Series M and T. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 0.40% effective through May 2, 2011. The dividend rate on Series T is 0.40% effective through May 3, 2011.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$14,263	$13,815
Tax-exempt income	4,071,633	3,654,452

Total distributions paid	$4,085,896	$3,668,267

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$458,885
Accumulated capital and other losses	(773,995	)(a)
Unrealized appreciation/(depreciation)	3,989,808	(b)

Total accumulated earnings/(deficit)	$3,674,698	(c)

(a)

On October 31, 2010, the Fund had a net capital loss carryforward of $773,995 of which $97,629 expires in the year 2011, $270,775 expires in the year 2012, $267,920 expires in the year 2016, and $137,671 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income and the tax treatment of swap income and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund invests primarily in securities issued by the State of New York and its various political subdivisions. The Fund’s investments in New York municipal securities may be vulnerable to events adversely affecting its economy, New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.

24	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to Common Stockholders. A decline in distributions would

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s Common Stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to Common Stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

26	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP disclosure requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2011, the amount of the Fund’s Floating Rate Notes outstanding was $4,200,000 and the related interest rate was 0.26%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2011 (unaudited)		Year Ended October 31,
			2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.73		$ 14.42	$ 12.79	$ 15.01	$ 15.43	$ 15.16

Income From Investment Operations
Net investment income(a)(b)	.48		1.01	.99	.98	1.02	1.04
Net realized and unrealized gain (loss) on investment transactions	(.67)		.18	1.48	(2.15)	(.38)	.28
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.02)		(.03)	(.08)	(.34)	(.35)	(.29)

Net increase (decrease) in net asset value from operations	(.21)		1.16	2.39	(1.51)	.29	1.03

Less: Dividends to Common Shareholders from
Net investment income	(.43)		(.85)	(.76)	(.71)	(.71)	(.76)

Net asset value, end of period	$ 14.09		$ 14.73	$ 14.42	$ 12.79	$ 15.01	$ 15.43

Market value, end of period	$ 13.69		$ 14.81	$ 13.00	$ 10.65	$ 13.81	$ 14.76

Premium/(Discount), end of period	(2.84)%		.54%	(9.85)%	(16.73)%	(7.99)%	(4.34)%
Total Return
Total investment return based on:(c)
Market value	(4.66)%		21.03%	30.35%	(18.59)%	(1.72)%	14.23%
Net asset value	(1.34)%		8.52%	20.39%	(10.05)%	2.18%	7.44%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$68,053		$71,106	$69,616	$61,720	$72,436	$74,470
Preferred Shares, at liquidation value ($25,000 per share) (000’s omitted)	$40,800		$40,800	$40,800	$40,800	$45,000	$45,000
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(d)	1.43	%(e)	1.34%	1.49%	1.52%	1.23%	1.15%
Expenses, net of waivers, excluding interest expense(d)	1.38	%(e)	1.28%	1.42%	1.45%	1.23%	1.15%
Expenses, before waivers(d)	1.55	%(e)	1.51%	1.76%	1.86%	1.65%	1.63%
Expenses, before waivers, excluding interest expense(d)	1.50	%(e)	1.46%	1.69%	1.79%	1.65%	1.63%
Net investment income, before Preferred Shares dividends(b)(d)	6.87	%(e)	6.92%	7.31%	6.75%	6.73%	6.83%
Preferred Shares dividends	.25	%(e)	.23%	.58%	2.38%	2.28%	1.92%
Net investment income, net of Preferred Shares dividends(b)	6.62	%(e)	6.69%	6.73%	4.37%	4.45%	4.91%
Portfolio turnover rate	0	%(f)	5%	5%	6%	7%	5%
Asset coverage ratio.	267%		274%	271%	251%	261%	265%

28	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(e)	Annualized.

(f)	Less than .5%.

See	notes to financial statements.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	29

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

30	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	31

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of Alliance New York Municipal Income Fund, Inc. (“the Fund”) was held on March 30, 2011. A description of the proposal and number of shares voted at the Meeting are as follows:

	Voted for	Authority Withheld
To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class Two (term expires in 2014):
William H. Foulk, Jr.	4,286,220	151,884
D. James Guzy	4,277,139	160,965
Robert M. Keith	4,289,472	148,632

32	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III,(2) Senior Vice President Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent, Transfer

Agent and Registrar

The Bank of New York

101 Barclay Street—7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance New York Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 27, 2011, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	33

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Alliance New York Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience

34	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that to date the Adviser had not requested such reimbursements from the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Fund) on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	35

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2010 and (in the case of comparisons with the Index) the since inception period (January 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group for the 1-year period, and in the 4th quintile of the Performance Group for the 3- and 5-year periods. The directors noted the small number of other funds in the Performance Group. The Fund outperformed the Index in the 1- and 5-year and the since inception periods but lagged the Index in the 3-year period. The directors also noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Adviser advises several open-end funds that invest in New York municipal securities at fee rates that are lower than the fee rate charged to the Fund, and that such rates reflect fee reductions agreed to by the Adviser in connection with the settlement of the market timing matter with the New York Attorney General in December 2003.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees than it charged the Fund for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income municipal). The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional

36	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected fee waivers and/or expense reimbursements as disclosed in the prospectus for the Fund’s initial public offering. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual advisory fee rate of 48.9 basis points was lower than the Expense Group and the Expense Universe medians. The directors noted that Lipper calculates the fee rate based on the Fund’s net assets attributable to common stockholders, whereas the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock). The advisory fee rate and expense ratio information in this section is based on common and leveraged assets. The directors also noted that the Fund’s fee rate reflects a fee waiver and expense reimbursement arrangement that provides for the waiver amount to be gradually reduced over five years (by 5 basis points each year) commencing after the fifth full year of operations of the Fund. The Fund commenced operations in January 2002 and such reductions commenced in January 2007. Accordingly, for the year ended October 31, 2010 the waiver was 10 basis points, and for the year ending October 31, 2011 the waiver would be 5 basis points, after which the waiver would be discontinued. The directors further noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds generally. The directors concluded that the Fund’s expense ratio was acceptable.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	37

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized by the Adviser.

38	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AYN.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	39

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

40	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	41

NOTES

42	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

NOTES

ALLIANCE NEW YORK MUNICIPAL INCOME FUND •	43

NOTES

44	• ALLIANCE NEW YORK MUNICIPAL INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ANYMIF-0152-0411

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2011